SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2004

FALCON FINANCIAL INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-50509	57-6208172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Commerce Road
Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(203) 967-0000

Not applicable

(Former name or former address, if changed since last report)

Item 4.           Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Trustees of Falcon Financial Investment Trust (the “Company”) appointed BDO Seidman, LLP (“BDO Seidman”) as the Company’s principal accountants, effective June 29, 2004.

During the two most recent fiscal years of the Company’s predecessor (the “Predecessor”) ended September 30, 2003, the transition period from October 1, 2003 through December 31, 2003, and the subsequent interim period through June 29, 2004, neither the Company nor the Predecessor consulted BDO Seidman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the Predecessor’s financial statements; or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON FINANCIAL INVESTMENT TRUST

Date: June 29, 2004	By:	/s/ Vernon B. Schwartz
Vernon B. Schwartz
Chief Executive Officer and Chairman

Date: June 29, 2004	By:	/s/ David A. Karp
David A. Karp
President and Chief Financial Officer